UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2012 (August 31, 2012)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 31, 2012, the company's subsidiary, Kaman Industrial Technologies Corporation, completed its previously announced acquisition of the operating assets and certain liabilities of Zeller Corporation, a New York corporation (“Zeller”), and affiliated entities. Zeller Corporation is a value added distributor of electrical and automation components and solutions, including motion control, programmable logic controller (PLC) based automation, machine vision, electrical controls and power distribution products. Please see the press release attached as Exhibit 99.1 dated September 4, 2012 regarding the transaction.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1	Press Release of the Company dated September 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ William C. Denninger
William C. Denninger
Executive Vice President
and Chief Financial Officer

Date: September 4, 2012

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

Exhibit 99.1	Press release dated September 4, 2012.	Attached

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